                            SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities and
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                   NBI, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchanged Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement number:

     (3)  Filing party:

     (4)  Date filed:

                                    NBI, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 14, 2000

                                   ----------

     The Annual Meeting of Stockholders of NBI, Inc., a Delaware corporation (the "Company" or "NBI"), will be held on Thursday, December 14, 2000, at 4:30 p.m., Eastern Time, at the Belle Vernon Holiday Inn, I-70 and Highway 51, Belle Vernon, Pennsylvania, for the following purposes:

     1.   To elect two directors to the Company's Board of Directors.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business on October 24, 2000 will be entitled to notice of and to vote at the meeting. The minutes of the last Annual Stockholders' Meeting and the stockholders' list of their share eligibility to vote at the 2000 Annual Meeting will be open to inspection by the stockholders at the Company's principal office, 850 23rd Ave., Suite D, Longmont, Colorado 80501, for a period of ten (10) days prior to the annual meeting.

     Shares can only be voted at the meeting if the holder is present or represented by proxy. If you do not expect to attend the meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.


                                       By Order of the Board of Directors


                                       Marjorie A. Cogan
                                       Secretary

Longmont, Colorado
November 10, 2000


--------------------------------------------------------------------------------
                                   YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.
--------------------------------------------------------------------------------

                                    NBI, INC.
                             850 23RD AVE., SUITE D
                            LONGMONT, COLORADO 80501

                                   ----------

                                 PROXY STATEMENT

                                   ----------

SOLICITATION, EXERCISE AND REVOCABILITY OF PROXY

     The enclosed proxy is solicited by the Board of Directors of NBI, Inc. for use at the Annual Meeting of Stockholders to be held on Thursday, December 14, 2000, or at any adjournment or postponement thereof. The meeting will be held at 4:30 p.m., Eastern Time, at the Belle Vernon Holiday Inn, I-70 and Highway 51, Belle Vernon, Pennsylvania. It is anticipated that this proxy statement and the accompanying form of proxy will first be mailed to the stockholders of the Company on or about November 10, 2000. The Company's principal executive offices are located at 850 23rd Avenue, Suite D, Longmont, Colorado 80501, and its telephone number at those offices is (303) 684-2700.

     A proxy is revocable at any time, before it is voted, by written notice to the Company, grant of a subsequent proxy, or voting at the meeting in person. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not properly revoked before they are voted) will be voted for the election of the two nominees to the Board of Directors named elsewhere herein and to transact such other business as may come before the meeting. In the event a stockholder specifies a different choice on his proxy, his shares will be voted in accordance with the specifications so made. Abstentions and broker non-votes are counted toward a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting, as to such proposal, and, therefore, are not counted for purposes of determining whether a proposal has been approved.

COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company.

VOTING

     Only stockholders of record at the close of business on October 24, 2000, will be entitled to vote at the meeting. On that date there were 8,103,320 shares of the Company's common stock issued and outstanding, entitled to one vote per share. Stockholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half the shares voting for the election of directors can elect all the directors if they choose to do so. On all matters, unless otherwise noted, a favorable vote consists of a simple majority of the votes represented at a meeting at which a quorum is present. The Company believes that as of October 24, 2000, the approximate number of stockholders of record of its common stock was 1,220. This includes shares held in nominee or "street" accounts.

     The Board of Directors knows of only five stockholders owning more than five percent of the outstanding voting securities of the Company: (i) Jay H. Lustig, the Chairman of the Board and Chief Executive Officer of the Company,
(ii) Hakatak Enterprises, Inc., (iii) Harry J. and Patricia S. Brown, (iv) Transamerica Occidental Life Insurance Company and (v) Howard W. Cable, Jr. See "Beneficial Ownership of Common Stock."

                              ELECTION OF DIRECTORS

     At the time of the annual meeting, the Board of Directors will consist of two incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of stockholders and until their successors are elected and qualified. Although the Bylaws specify that the Board of Directors shall consist of three directors, there is one vacancy on the Board, and it is not presently contemplated that such vacancy will be filled.

INFORMATION CONCERNING DIRECTORS

     Jay H. Lustig and Martin J. Noonan, both incumbent directors, have been nominated by the Board of Directors for election. Both nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that either nominee will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding nominees and directors is set forth below.

NOMINEES FOR ELECTION AS DIRECTORS

     Name           Age              Principal Occupation                                 Director Since
     ----           ---              --------------------                                 --------------
Jay H. Lustig        45              President, J.H.L. Holdings and Equibond, Inc.        February 1992
Martin J. Noonan     48              Managing Director of NBI, Inc.                       April 1994

     JAY H. LUSTIG has been Chairman of the Board since February 1992 and Chief Executive Officer since September 1992. Mr. Lustig has also been President of J.H.L. Holdings, Inc., an investment management firm, since 1989, and President of Equibond, Inc., a securities broker-dealer and member of the National Association of Securities Dealers, Inc., since 1995. In addition, he is Chairman of the Board of National Bancshares Corporation of Texas, a four-bank holding company headquartered in San Antonio, Texas.

     MARTIN J. NOONAN, Director, has been with the Company for fourteen years and has been Managing Director of NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has also been President of L.E. Smith Glass Company, a wholly-owned subsidiary of NBI, since October 1997. In addition, he was General Manager of the systems integration operation from June 1992 to June 1994 and Director of Marketing from September 1986 to June 1992. Mr. Noonan is also a licensed stock broker for Equibond, Inc.

COMMITTEES, ATTENDANCE, NOMINATIONS

     The Company has standing audit, compensation and nominating committees, each of which consists of Mr. Lustig and Mr. Noonan. The nominating committee is responsible for the nomination of persons whose names shall appear on the ballot for election of directors. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The compensation committee approves salaries and other compensation arrangements for the officers of the Company; however, Mr. Lustig does not vote on matters relating to his compensation. These committees did not meet during fiscal year 2000; however, these issues were discussed at regular board meetings.

     The Company's Board of Directors met six times during fiscal year 2000. Both directors participated by personally or telephonically attending, during fiscal year 2000, all Board of Directors meetings.

EXECUTIVE OFFICERS

     JAY H. LUSTIG (a "Named Executive Officer") is the Chairman of the Board and Chief Executive Officer of the Company. He has been on the Board since February 1992. Mr. Lustig has been Chief Executive Officer since September 25, 1992, but received no compensation for performing the functions of the chief executive officer until October 1, 1993, the effective date of his employment agreement with the Company.

     MARTIN J. NOONAN (a "Named Executive Officer") has been with the Company for fourteen years and has been Managing Director of NBI, Inc. since June 1993 with the responsibility for managing the day-to-day activities within the Company. He has also been President of L.E. Smith Glass Company, a wholly-owned subsidiary of NBI, since October 1997. In addition, he was General Manager of the systems integration operation from June 1992 to June 1994, and Director of Marketing from September 1986 to June 1992. He has been on the Board of Directors since April 1994. Mr. Noonan is also a licensed stock broker for Equibond, Inc.

     MARJORIE A. COGAN has been Chief Financial Officer of the Company since October 1997, with responsibility for managing the accounting and finance functions of the Company. She has also been Secretary of the Company since

May 1993 and was previously Corporate Controller of the Company from May 1993 until October 1997. Ms. Cogan has been with NBI for thirteen years; prior to joining NBI, Ms. Cogan was an auditor with a Denver-based CPA firm for four years. Ms. Cogan graduated from Regis University summa cum laude with a bachelor's degree in accounting and business administration and obtained her CPA license in 1983.

     The Company has no other executive officers as defined under the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

     Following is information regarding the compensation of the Company's CEO and Managing Director (the "Named Executive Officers"). The Company has no other executive officers whose total annual compensation exceeded $100,000.

     The following summary compensation table contains information regarding the compensation of the Named Executive Officers for services rendered in all capacities during fiscal years 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

==============================================================================================================

                                 Annual Compensation                   Long Term Compensation
--------------------------------------------------------------------------------------------------------------
                                                                   Restricted
                                                    Other Annual      Stock        Securities      All Other
Name and Principal   Fiscal     Salary      Bonus   Compensation     Award(s)       Underlying    Compensation
     Position         Year       ($)         ($)        ($)            ($)          Options (#)       ($)
--------------------------------------------------------------------------------------------------------------

Jay H. Lustig,        2000       $60,000          --    $ 10,275(1)       --              --            --
Chief Executive       1999       $60,000          --    $  6,475(2)       --              --            --
   Officer            1998       $60,000          --    $  6,475(2)       --         400,000(3)         --

Martin J. Noonan,     2000       $90,000     $10,000    $  1,050(4)       --              --            --
   Managing           1999       $90,000     $15,000          --          --              --            --
   Director           1998       $90,000          --          --          --         100,500(5)         --
==============================================================================================================

(1) Amount includes $7,875 for the value of personal use of company vehicle and $2,400 of company contributions to Mr. Lustig's 401(k).

(2)  Value of personal use of company vehicle.

(3) During fiscal 1998, the expiration date of these options was extended to October 1, 2003, with no change in the exercise price or other terms of the options. These options were originally granted under the terms of his employment agreement, and were scheduled to expire on October 1, 1998.

(4)  Amount consists of company contributions to Mr. Noonan's 401(k).

(5) During fiscal 1998, the expiration date of these options was extended to August 27, 2002, with no change in the exercise price or other terms of the options. These options were originally granted under the Company's employee stock option plan and were scheduled to expire on August 27, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted to the Named Executive Officers during the fiscal year ended June 30, 2000.

     The following table shows that the Named Executive Officers did not exercise any stock options during the fiscal year ended June 30, 2000 and states the number of shares covered by both exercisable and non-exercisable stock options as of June 30, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

====================================================================================================================
                                                 Number of Securities
                      Shares                    Underlying Unexercised        Value of Unexercised
                    Acquired on     Value        Options at FY-End (#)    In-the-Money Options at FY-End
     Name           Exercise (#)  Realized($)  Exercisable/Unexercisable  ($) Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------
Jay H. Lustig         --              --        400,000(1)          0          N/A (2)         N/A

Martin J. Noonan      --              --        100,500(3)          0      $30,904 (4)          $0
====================================================================================================================

(1) Includes 400,000 shares underlying options issued during fiscal 1994 in conjunction with this Named Executive Officer's employment agreement. During fiscal 1998, the expiration date of these options was extended to October 1, 2003. Amount excludes 1,750,000 warrants acquired by the CEO through financial transactions unrelated to services rendered.

(2) The closing stock price as of June 30, 2000 exceeded the exercise price of Mr. Lustig's outstanding options.

(3) Consists of 100,500 shares issuable upon exercise of options. During fiscal 1998, the expiration date of these options was extended to August 27, 2002.

(4) Based on the closing stock price as of June 30, 2000 of the underlying shares of common stock of $.6875 per share, less the per share exercise price of $.38 for Mr. Noonan.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive a fee of $1,000 per regular meeting, $500 per telephonic meeting, $500 per committee meeting (except when attended in conjunction with a Board meeting) and reimbursement of expenses incurred in attending meetings. No directors' fees were incurred during fiscal 2000, as all directors were also employees of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company entered into an employment agreement effective October 1, 1993, with Jay H. Lustig (the "CEO Agreement"). Pursuant to the terms of the CEO Agreement, Mr. Lustig became an employee and Chief Executive Officer of the Company as of October 1, 1993. Under the terms of this agreement, the Company pays Mr. Lustig an annual salary of $60,000.

     Mr. Lustig's position as CEO of the Company is a part-time position to which he is required to dedicate no less than one-third of normal executive business hours. In addition to Mr. Lustig's salary, the CEO Agreement provides that the Company will pay Mr. Lustig an annual bonus of 10% of the Company's pre-tax profits, if any, derived from all sources, but only to the extent such 10% figure exceeds Mr. Lustig's base salary. Mr. Lustig remains eligible for such bonus for twelve months after his termination from the position of CEO. The Company accrued a $23,000 bonus for fiscal year 1997 under the terms of this agreement and paid such bonus during fiscal 2000. The Company has accrued but not paid a $6,000 bonus for fiscal 2000. No other amounts have been paid or accrued under the terms of this agreement, since its inception.

     In addition to the salary and bonus described above, the CEO Agreement required that Mr. Lustig be granted a non-qualified stock option to purchase 400,000 shares of the Company's common stock at an exercise price of $.77 per share. Such price was approximately 400% of certain historic trading levels of the Company's common stock. This option was effective as of October 1, 1993, was fully vested as of October 1, 1997 and is still outstanding. On January 13, 1998, the Company extended the expiration date of this option to October 1, 2003.

     The CEO Agreement runs for one year terms which automatically renew on July 1, unless terminated in writing by a majority of the Board of Directors prior to such renewal date. As there was no action to terminate the CEO Agreement, it automatically renewed for an additional one year term on July 1, 2000.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of September 30, 2000 by (i) persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, (ii) each director and nominee for director, (iii) each Named Officer and (iv) all executive officers and directors as a group. A person is deemed to be a beneficial owner of common stock that can be acquired by such person within 60 days from September 30, 2000, upon the exercise of warrants or options.

                                          Amount and
                                          Nature of                  Total as
Name and Address of                       Beneficial                 Percent
Beneficial Owner                          Ownership                  of Class
----------------                          ---------                  --------

Jay H. Lustig                             2,789,565(1)                 27.21%
P.O. Box 505
Belle Vernon, PA  15012

Martin J. Noonan                            100,500(2)                  1.23%
1900 Liberty St.
Mt. Pleasant, PA 15666

Hakatak Enterprises, Inc.                   928,645                    11.46%
PO Box 1623
Pacific Palisades, CA  90272

Harry J. and Patricia S. Brown              961,000                    11.86%
16079 Mesquite Circle
Fountain Valley, CA  92708

Transamerica Occidental Life
  Insurance Co.                             445,026                     5.49%
1150 Olive Street
Los Angeles, CA  90015

Howard W. Cable, Jr.                        415,088                     5.12%
P.O. Box 711
Bokeelia, FL  33922

All Executive Officers and Directors      2,990,565(3)                 28.61%
  as a Group (3 persons)

(1) Includes 400,000 shares issuable upon exercise of options and 1,750,000 shares issuable upon exercise of warrants. Also includes 100,000 shares owned by an investment partnership in which he has an ownership interest and as to which he has sole voting and investment power.

(2)  Consists of 100,500 shares issuable upon exercise of options.

(3) Includes 601,000 shares issuable upon exercise of options and 1,750,000 shares issuable upon exercise of warrants.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes all forms required by Section 16(a) during the fiscal year ended June 30, 2000 were timely filed except for various transactions by Mr. Lustig that he has not yet reported.

                           RELATED PARTY TRANSACTIONS

     In February 1995, the Company entered into an agreement to acquire 80% of the outstanding stock of Krazy Colors, Inc., a small children's paint manufacturing company, effective as of January 1, 1995. Prior to this agreement the Company's Chief Executive Officer (CEO), Jay H. Lustig, owned 55% of the outstanding stock of the manufacturer. Under the purchase agreement, the Company paid $288,000 in cash for the stock, including $158,000 paid to NBI's CEO. In addition, the sellers are eligible to receive continuing annual royalty payments equal to a specified percentage of annual gross margin. No royalties were incurred by the Company during the fiscal years ended June 30, 2000 and 1999 and no royalties are expected to be earned in the future due to the Company's discontinuance of this operation in fiscal 1999. In conjunction with the purchase agreement, the sellers were issued warrants to purchase a total of 1.7 million shares of NBI's common stock, including warrants to purchase 935,000 shares issued to the Company's CEO, at a price of $.89 per share. These warrants are exercisable through December 31, 2002.

     During fiscal 2000 and 1999, the Company utilized Equibond, Inc., a securities broker-dealer, which is 100% owned by its CEO, to execute certain transactions on its behalf. However, NBI uses another unrelated company to act as custodian and clearing firm for its investment assets. Gross revenues earned by Equibond related to investment transactions by NBI in fiscal 2000 and 1999, totaled $6,000 and $10,000, respectively, on purchase and sale transactions totaling $16,204,000 and $19,216,000, respectively, before fees.

     During fiscal 1998, the Company borrowed a total of $100,000 from its Chief Executive Officer for working capital needs. The borrowings were subject to the terms of a revolving line of credit note which provided for interest to be paid at the rate of ten percent per annum. In December, 1999, the Company paid Mr. Lustig approximately $148,000 consisting of repayment of the revolving line of credit balance of $100,000, cumulative accrued interest thereon of $25,000 and an accrued bonus from fiscal 1997 of $23,000.

     Prior to NBI's 1999 Annual Meeting of Stockholders, the Company received a fairness opinion regarding its proposed sale of the majority of assets of Willowbrook Properties, Inc. and all of the capital stock of NBI Properties, Inc. to entities which are 100% owned and controlled by it CEO. The fairness opinion concluded that the transaction was fair from a financial point of view. The terms and conditions of the proposed transaction were approved at NBI's Annual Meeting of Stockholders on December 16, 1999.

     On December 17, 1999, the Company closed on the sale of a majority of the assets of a wholly-owned subsidiary, Willowbrook Properties, to an entity which is 100% owned and controlled by NBI's CEO. The Company has accounted for the sale in accordance with Statement of Financial Accounting Standards ("SFAS") No. 66, "Accounting for Sales of Real Estate." The terms of the sale do not meet the requirements of SFAS No. 66 for recognition of gain until the purchase price is paid in full in cash. Consequently, the Company recorded a deferred gain on the sale of $881,000 during fiscal 2000, which is net of selling expenses of approximately $48,000 and net of approximately $40,000 of related income taxes. The sale consisted of land and construction-in-progress and was for a net purchase price of $3.3 million. The purchase price was net of construction costs which were previously funded by advances from Mr. Lustig. Concurrently with the closing of the Willowbrook Properties sale transaction, such amounts were deemed to be expenses of the buyer. The purchase price was paid by $600,000 in cash and a note payable in the amount of $2.7 million. Accrued interest receivable on this note totaled $173,000 as of September 30, 2000.

     Mr. Lustig has proposed to purchase all of the capital stock of NBI Properties for $1,400,000 in cash and a note payable of $1.1 million. On February 18, 2000, Mr. Lustig paid the Company a deposit of $500,000 related to this proposed purchase. Mr. Lustig is currently working on obtaining the funds to enable him to close on this transaction.

     The Company believes that these transactions were in its best interests, were on terms no less favorable to the Company than could be obtained from unaffiliated third parties and were in connection with bona fide business purposes of the Company. As a matter of policy, any future transactions between the Company and any of its executive officers, directors or principal stockholders will be subject to these same standards and will be approved by a majority of the disinterested members of the Board of Directors.

                              PROPOSALS FOR VOTING

PROPOSAL 1: ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RE-ELECTION OF THE TWO INCUMBENT DIRECTORS AS DISCUSSED UNDER "ELECTION OF DIRECTORS."

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than as described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

                              STOCKHOLDER PROPOSALS

     In accordance with the rules of the Securities and Exchange Commission ("SEC"), any proposal of a stockholder intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company, to the attention of the Secretary, 850 23rd Avenue, Suite D, Longmont, Colorado 80501, by July 9, 2001, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2001 Annual Meeting. The Company's management proxies may exercise their discretionary voting authority, without any discussion of the proposal in the Company's proxy materials, for any proposal which is received by the Company after August 31, 2001.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP have been the independent auditors for the Company since August 17, 1995 and will serve in that capacity for the 2001 fiscal year. A representative of BDO Seidman, LLP will not be present at the 2000 Annual Meeting and, therefore, will neither have the opportunity to make a statement nor be available to answer questions.

                 ANNUAL REPORT, FINANCIAL STATEMENTS, AND OTHER

     A copy of the Company's 2000 Annual Report on Form 10-KSB, including financial statements for years ended June 30, 2000 and 1999, is being mailed to all stockholders herewith.

                                       By order of the Board of Directors


                                       Marjorie A. Cogan
                                       Secretary

Dated: November 10, 2000

APPENDIX TO PROXY STATEMENT
FORM OF PROXY


                        PROXY SOLICITED ON BEHALF OF THE
                         BOARD OF DIRECTORS OF NBI, INC.

                     FOR ANNUAL MEETING ON DECEMBER 14, 2000

     THE UNDERSIGNED HEREBY APPOINTS MARJORIE A. COGAN AND MARTIN J. NOONAN, OR EITHER OF THEM, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF CAPITAL STOCK OF NBI, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 24, 2000, AT THE ANNUAL MEETING OF STOCKHOLDERS OF NBI, INC., TO BE HELD AT THE BELLE VERNON HOLIDAY INN, I-70 AND HIGHWAY 51, BELLE VERNON, PENNSYLVANIA, ON THURSDAY, DECEMBER 14, 2000, AT 4:30 P.M. EASTERN TIME, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN IN RESPECT TO THE SAME SHARES OF STOCK.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED WITH RESPECT TO PROPOSAL 1. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR SUCH PROPOSAL, AND SUCH SHARES WILL BE VOTED IN THE DISCRETION OF THE BOARD OF DIRECTORS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO ENSURE A QUORUM, YOU ARE URGED TO DATE AND SIGN THIS PROXY ON THE LINE PROVIDED AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                    SEE REVERSE
                                                                       SIDE

   X     PLEASE MARK VOTES AS IN THIS EXAMPLE
 -----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF DIRECTORS
                                 2. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES
NOMINEES:  JAY H. LUSTIG AND     ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
MARTIN J. NOONAN.                AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                 ADJOURNMENT OR POSTPONEMENT THEREOF.
         FOR BOTH NOMINEES
 -----

         WITHHELD FROM BOTH                       MARK HERE
         NOMINEES                                FOR ADDRESS
 -----                                           CHANGE AND
                                              NOTE AT LEFT
 -----   ---------------------                             -----
         FOR ALL NOMINEES
         EXCEPT AS NOTED ABOVE   PLEASE SIGN AS NAME APPEARS HEREON. WHEN SHARES
                                 ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.
                                 WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                 ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                 FULL TITLE AS SUCH. IF A CORPORATION, PLEASE
                                 SIGN IN FULL CORPORATE NAME BY PRESIDENT OR
                                 OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                 PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED
                                 PERSON.


                                 SIGNATURE                         DATE
                                           -----------------------      --------


                                 SIGNATURE                         DATE
                                           -----------------------      --------